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                                                                 EXHIBIT 99.2




    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.




In connection with the Annual Report of Hayes Lemmerz International, Inc. (the "Issuer") on Form 10-K for the period ending January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
A. Yost, Vice President, Finance and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


/s/ James A. Yost
-------------------------------

James A. Yost
Vice President, Finance and Chief Financial Officer
April 2, 2003



A signed original of this written statement required by Section 906 has been provided to the Issuer and will be retained by the Issuer. and furnished to the Securities and Exchange Commission or its staff upon request. This certification accompanies the Annual Report of the Issuer on Form 10-K for the period ending January 31, 2003 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.